UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 12, 2009

GENEVA ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33247	41-2207517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crown Colony Drive, Suite 104, Quincy, MA	02169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 933-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☒  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

Commencing January 13, 2009, Geneva Acquisition Corporation (“GAC”) intends to hold presentations for its stockholders regarding its proposed acquisition of Global Hi-Tech Industries Limited, an Indian  company (“GHIL”), as described in the Current Report on Form 8-K, dated November 28, 2008, filed with the Securities and Exchange Commission on December 2, 2008. The presentation is attached as Exhibit 99.1 and is incorporated by reference herein.

Lazard Capital Markets, the managing underwriter of GAC’s initial public offering (“IPO”) consummated in February 2007, will receive approximately $2,070,000, the deferred portion of its underwriting discount from the IPO, upon consummation of the acquisition of GHIL. GAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of GAC’s stockholders to be held to approve the proposed transaction. GAC’s officers and directors are also stockholders of GAC and have waived their rights to any liquidation distribution GAC makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if GAC does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation, as amended. Interested persons can also read GAC’s preliminary proxy statement filed on Schedule 14A with the SEC on December 31, 2008 and its definitive proxy statement, when it becomes available, as well as GAC’s final IPO prospectus, dated February 12, 2007, as well as periodic reports GAC filed with the SEC, for more information about GAC, its officers and directors, and their individual and group security ownership in GAC, and interests in the successful consummation of the acquisition of GHIL.

GAC’s stockholders and other interested persons are advised to read GAC’s preliminary proxy statement filed on Schedule 14A with the SEC on December 31, 2008 and its definitive proxy statement, when it becomes available, in connection with GAC’s solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of GHIL and periodic reports filed with the SEC, without charge, by visiting the SEC’s Internet site at (http://www.sec.gov). Once available, GAC will also provide copies of its definitive proxy materials to its stockholders upon request of such stockholders to GAC.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Presentation dated January 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEVA ACQUISITION CORPORATION

Dated: January 12, 2009	By:	/s/ John F. Rousseau, Jr.
John F. Rousseau, Jr.
Chief Operating Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Presentation dated January 2009